Exhibit 10.1
SECOND AMENDMENT TO SECURED CONVERTIBLE
PROMISSORY NOTES AND WARRANTS
     THIS SECOND AMENDMENT TO SECURED CONVERTIBLE PROMISSORY NOTES AND WARRANTS (the “Second Amendment”) is entered into as of March 30, 2006, by and among Sutura, Inc., a Delaware corporation (the “Company”), Pandora Select Partners L.P., a British Virgin Islands limited partnership (“Pandora”), Whitebox Hedged High Yield Partners L.P., a British Virgin Islands limited partnership (“WHHY”), Whitebox Convertible Arbitrage Partners L.P., a British Virgin Islands limited partnership (“WCAP”), Whitebox Intermarket Partners L.P., a British Virgin Islands limited partnership (“WIP”) and Gary S. Kohler (“Kohler”) and Scot W. Malloy (“Malloy”), each residents of the State of Minnesota.
     WHEREAS, the Company, Pandora, WHHY, WCAP, WIP, Kohler and Malloy are parties to a Purchase Agreement dated September 17, 2004 (the “Original Purchase Agreement”), pursuant to which the Investors each purchased a convertible promissory note (each, an “Original Note” and together, the “Original Notes”) and a warrant to purchase shares of the Company’s Common Stock (each, an “Original Warrant” and together, the “Original Warrants”) from the Company in consideration of a collective $6,550,000 loan.
     WHEREAS, the Company, Pandora, WHHY and WIP are parties to a second Purchase Agreement dated March 24, 2005 (the “Second Purchase Agreement”), pursuant to which Pandora, WHHY and WIP each purchased an additional convertible promissory note (each, a “March 2005 Note” and together, the “March 2005 Notes”) and an additional warrant to purchase the Company’s Common Stock (each, a “March 2005 Warrant” and together, the “March 2005 Warrants”) in consideration of a collective $3,000,000 new loan.
     WHEREAS, the Company, Pandora, WHHY, WCAP, WIP, Kohler and Malloy are parties to an Amendment to Secured Convertible Promissory Notes and Warrants dated September 7, 2005 (the “First Amendment”), pursuant to which the parties agreed to amend certain provisions of the Original Notes, Original Warrants, March 2005 Notes and March 2005 Warrants.
     WHEREAS, the Company, Pandora, WHHY, WCAP and WIP are parties to a third Purchase Agreement dated September 7, 2005 (the “Third Purchase Agreement”), pursuant to which Pandora, WHHY, WCAP and WIP each purchased an additional convertible promissory note (each, a “September 2005 Note” and together, the “September 2005 Notes”) and an additional warrant to purchase the Company’s Common Stock (each, a “September 2005 Warrant” and together, the “September 2005 Warrants”) in consideration of a collective $7,000,000 new loan.
     WHEREAS, the parties desire to amend certain provisions of the Original Notes, March 2005 Notes, September 2005 Notes, March 2005 Warrants and September 2005 Warrants.
     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

     SECTION 1. Amendment to Original Notes. Each of the Original Notes is amended as follows:
(a)	Section 1 is amended to read its entirety as follows:

“1. Interest. The unpaid principal balance hereof from time to time outstanding shall bear interest at the rate of twelve percent (12%) per annum. Notwithstanding the preceding, if Maker raises $10 million or more in equity financing on or before July 31, 2006, the interest rate shall be eight percent (8%) commencing on the last day of the month in which such financing is raised. Further, if Maker raises at least $10 million in capital on or before July 31, 2006 but such capital consists of less than $10 million of equity financing, the interest rate shall be nine percent (9%) per annum commencing on the last day of the month in which such capital is raised. If Maker fails to raise $10 million of capital by July 31, 2006, the interest rate shall be twelve percent (12%) per annum.”

(b)	Section 2(a) is amended to read in its entirety as follows:

“(a) Interest only is payable in cash quarterly in arrears on the last day of each calendar quarter, except that the interest payment due and payable on March 31, 2006 shall be deferred to July 31, 2006.”

(c)	Section 2(b) is amended to change the maturity date of “March 17, 2006” to “July 1, 2007.”
     SECTION 2. Amendment to March 2005 Notes. Each of the March 2005 Notes is amended as follows:
(a)	Section 1 is amended to read its entirety as follows:

“1. Interest. The unpaid principal balance hereof from time to time outstanding shall bear interest at the rate of eight percent (8%) per annum. Notwithstanding the preceding, if Maker raises at least $10 million in capital on or before July 31, 2006 but such capital consists of less than $10 million of equity financing, the interest rate shall be nine percent (9%) per annum commencing on September 18, 2006. Further, if Maker fails to raise $10 million of capital by July 31, 2006, the interest rate shall be twelve percent (12%) per annum commencing on September 18, 2006.”

(b)	Section 2(a) is amended to read in its entirety as follows:

“(a) Interest only is payable in cash quarterly in arrears on the last day of each calendar quarter, except that the interest payment due and payable on March 31, 2006 shall be deferred to July 31, 2006.”

(c)	Section 2(b) is amended to change the maturity date of “September 18, 2006” to “July 1, 2007.”

     SECTION 3. Amendment to September 2005 Notes. Each of the September 2005 Notes is amended as follows:
(a)	Section 1 is amended to read its entirety as follows:

“1. Interest. The unpaid principal balance hereof from time to time outstanding shall bear interest at the rate of eight percent (8%) per annum. Notwithstanding the preceding, if Maker raises at least $10 million in capital on or before July 31, 2006 but such capital consists of less than $10 million of equity financing, the interest rate shall be nine percent (9%) per annum commencing on September 7, 2007. Further, if Maker fails to raise $10 million of capital by July 31, 2006, the interest rate shall be twelve percent (12%) per annum commencing on September 7, 2007.”

(b)	Section 2(a) is amended to add “;except that the interest payment due and payable on March 31, 2006 shall be deferred to July 31, 2006” after “September 30, 2005.”

(c)	Section 2(b) is amended to change “April 30, 2007” to “July 1, 2007.”
     SECTION 4. Amendment to March 2005 Warrants. Each of the March 2005 Warrants is amended as follows:
(a)	Section 2(a) is amended in its entirety to read as follows:

“(a) The Warrant Exercise Price per share shall be equal to $0.45, subject to adjustment as otherwise provided by this Warrant.”

(b)	Section 2(b) is deleted.
     SECTION 5. Amendment to September 2005 Warrant. Each of the September 2005 Warrants is amended as follows:
(a)	Section 2 is amended to change “$0.87” to “$0.45.”
     SECTION 6. Agreement With Respect to Registration. The Company agrees to file, at its expense, with the Securities and Exchange Commission on or before April 10, 2006 a registration statement under the Securities Act of 1933 covering all of the Registrable Securities, as that term is defined in the Second Amended Registration Rights Agreement, dated September 7, 2005, among Sutura, Pandora, WHHY, WCAP, WIP, Kohler and Malloy. If the Company fails to file such registration statement by April 10, 2006, this Second Amendment shall automatically terminate and all the terms and provisions of Original Notes, March 2005 Notes, September 2005 Notes, March 2005 Warrants and September 2005 Warrants shall remain in effect.
[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered as of the date first written above.

SUTURA, INC.
By
Anthony A. Nobles
President and Chief Executive Officer

PANDORA SELECT PARTNERS L.P.
By
Name
Its

WHITEBOX HEDGED HIGH YIELD PARTNERS L.P.
By
Name
Its

WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS L.P.
By
Name
Its

WHITEBOX INTERMARKET PARTNERS L.P.
By
Name
Its

Gary S. Kohler

Scot W. Malloy

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